Employee Benefit Plans	12 Months Ended
Dec. 31, 2020
Employee Benefit Plans [Abstract]
Employee Benefit Plans
(11)	Employee Benefit Plans

Employees of the Group located in the PRC are covered by the retirement schemes defined by local practice and regulations, which are essentially defined contribution plans.

In addition, the Group is required by law to contribute certain percentage of applicable salaries for medical insurance benefits, unemployment and other statutory benefits. The contribution percentages may be different from district to district which is subject to the specific requirement of local regime government. The PRC government is directly responsible for the payments of the benefits to these employees.

For the years ended December 31, 2018, 2019 and 2020, the Group contributed and accrued RMB74,179, RMB90,438 and RMB52,942, respectively.